UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2022

ADAMS RESOURCES & ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7908	74-1753147
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17 South Briar Hollow Lane, Suite 100, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 881-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	AE	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported on August 17, 2022, on August 12, 2022, GulfMark Asset Holdings, LLC (“GulfMark Holdings”), a Texas limited liability company and subsidiary of Adams Resources & Energy, Inc., a Delaware corporation (the “Company” or “Adams”), as buyer and each of Scott Bosard, Trey Bosard and Tyler Bosard as sellers (collectively, the “Sellers”), entered into a purchase agreement (the “Purchase Agreement”) to acquire all of the equity of Firebird Bulk Carriers, Inc., a Texas corporation (“Firebird”), and Phoenix Oil, Inc., a Texas corporation (“Phoenix”), for a purchase price of approximately $35.8 million in cash, $1.5 million in shares of common stock of the Company and an earn-out provision (collectively, the “Acquisition”).

This Current Report on Form 8-K/A (this “Amendment No. 1”) amends and supplements Item 9.01 of the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission on August 17, 2022 (the “Original Form 8-K”) to provide certain historical and pro forma financial information as required by Items 9.01(a) and 9.01(b) of Form 8-K and permitted to be filed by amendment to the Original Form 8-K pursuant to Items 9.01(a)(3) and 9.01(b)(2) of Form 8-K, respectively. Except for the filing of such information, this Amendment No. 1 does not modify or update other disclosures in, or exhibits to, the Original Form 8-K and accordingly should be read in conjunction with the Original Form 8-K. The pro forma financial information included in this Amendment No. 1 has been presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the Acquisition occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that Adams will experience after the Acquisition.

The information previously reported in or filed with the Original Form 8-K is hereby incorporated by reference into this Amendment No. 1.

Item 9.01 Financial Statements and Exhibits.

(a)    Financial statements of businesses acquired

The audited combined financial statements of Firebird and Phoenix as of and for the year ended December 31, 2021 are filed as Exhibit 99.1 and incorporated by reference herein.

The unaudited condensed combined financial statements of Firebird and Phoenix as of and for the six months ended June 30, 2022 are filed as Exhibit 99.2 and incorporated by reference herein.

(b)    Pro forma financial information

The unaudited pro forma condensed combined financial information of Adams as of and for the six months ended June 30, 2022 and for the year ended December 31, 2021, and notes related thereto, are filed as Exhibit 99.3 and incorporated by reference herein.

(d)    Exhibits.

23.1	Consent of Doeren Mayhew, independent auditors of Firebird and Phoenix.
99.1	Audited Combined Financial Statements of Firebird and Phoenix as of and for the year ended December 31, 2021.
99.2	Unaudited Condensed Combined Financial Statements of Firebird and Phoenix as of and for the six months ended June 30, 2022.
99.3	Unaudited Pro Forma Condensed Combined Financial Information of Adams Resources & Energy, Inc. as of and for the six months ended June 30, 2022 and for the year ended December 31, 2021.
104	Cover Page Interactive Data File — the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS RESOURCES & ENERGY, INC.

Date:	October 28, 2022	By:	/s/ Tracy E. Ohmart
Tracy E. Ohmart
Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)

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